CONSOLIDATED STATEMENTS OF INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Revenues	$ 269,194	$ 216,190	$ 185,636
Cost of revenues	175,678	130,402	111,192
Gross profit	93,516	85,788	74,444
Operating expenses:
Research and development	31,955	16,488	10,235
Selling, marketing, general and administrative	60,559	44,460	39,859
Total operating expenses	92,514	60,948	50,094
Operating income	1,002	24,840	24,350
Financial income (expense), net	(3,010)	533	163
Income (loss) before tax benefit (taxes on income)	(2,008)	25,373	24,513
Tax benefit (taxes on income)	2,564	(5,772)	(4,213)
Net income	556	19,601	20,300
Attributed to non-controlling interests	(189)	(43)	59
Attributed to redeemable non-controlling interest	43	(135)	1
Adjustment to redeemable non-controlling interest	350	443	224
Net income attributable to Sapiens' shareholders	$ 352	$ 19,336	$ 20,016
Net earnings per share attributable to Sapiens' shareholders
Basic	$ 0.01	$ 0.4	$ 0.42
Diluted	$ 0.01	$ 0.4	$ 0.41